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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 3, 2002


                                  ENTRADE INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Pennsylvania                    1-15303                  52-2153008
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


                 500 Central Avenue, Northfield, Illinois 60093
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (847) 441-6650


                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 4. Changes in Registrant's Certifying Accountant.

The Audit Committee of the Board of Directors of Entrade Inc. (the "Company") annually considers and recommends to the Board the selection of the Company's independent public accountants. On June 6, 2002, as recommended by the Company's Audit Committee, the Board of Directors dismissed PricewaterhouseCoopers LLP ("PwC") as the Company's independent public accountant and engaged Blackman Kallick Bartelstein, LLP to serve as the Company's independent public accountants for the fiscal years ending December 31, 2000, 2001 and 2002.

PwC's reports on the Company's consolidated financial statements for the fiscal years ending December 31, 1998 and December 31, 1999, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the Company's fiscal years ending December 31, 1998 and December 31, 1999, and in connection with 10-Q reports filed for the Company's first three quarters of 2000, specifically for the periods ending March 31, 2000, June 30, 2000 and September 30, 2000, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to PwC's satisfaction, would have caused them to make reference to the subject matter in connection with their reports on the Company's consolidated financial statement for such years; and there were no reportable items as defined in Item 304(a)(1)(v) of Regulation S-K. Since the filing of Company's third quarter 10-Q filed for 2000 and through the date of this 8-K filing. PwC has issued no reports or opinions regarding the Company's financial statements.

The Company provided PwC with a copy of the foregoing disclosures. The Company has requested a letter from PwC indicating if it agrees with the foregoing disclosures, but has not yet received such letter.

During the Company's fiscal years ending December 31, 1998 and December 31, 1999, the Company did not consult Blackman Kallick Bartelstein, LLP with respect to the application of accounting principles to a specified transaction, whether completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statement, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5. Other Events

On June 3, 2002, Artra Group Incorporated ("Artra"), a wholly owned subsidiary of Entrade Inc., filed a voluntary petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Illinois as Case No. 02-21522. This filing is intended to allow Artra to remain in possession of its assets and properties, and Artra existing directors and officers will continue to oversee operation of Artra's business as debtor-in-possession, subject to supervision and order of the Bankruptcy Court of matters outside the ordinary course of business.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ENTRADE INC.

                                        By: /s/ Peter R. Harvey
                                           -------------------------------------
                                           Peter R. Harvey,
                                           President and
                                           Chief Executive Officer

Date: June 13, 2002


EXHIBIT INDEX

Exhibit No.      Exhibit Description

16*                 Letter of PricewaterhouseCoopers LLP

*  To be filed by amendment.